                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                      ___________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):       August 14, 1995


                             BROADWAY STORES, INC.
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        Exact name of registrant as specified in its charter

        DELAWARE                        1-8765              94-0457907
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(State or other jurisdiction         (Commission          (IRS Employer
     of incorporation)               File Number)      Identification No.)


3880 NORTH MISSION ROAD
LOS ANGELES, CA                                                90031
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:         213/227-2000

                                       N/A
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(Former name or former address, if changed since last report)

The Exhibit Index is located on Page 5.
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ITEM 5.   OTHER EVENTS

          On August 17, 1995, Broadway Stores, Inc. ("Broadway") and General Electrical Capital Corporation ("GE Capital") entered into an amendment (the"Broadway Working Capital Amendment") to Broadway's working capital credit facility (the "Broadway Working Capital Facility").

          Pursuant to the Broadway Working Capital Amendment, the size of the Broadway Working Capital Facility was increased to $250.0 million from $225.0 million, and the percentage of the value of "Eligible Inventory" that constitutes the "Borrowing Base" under the Broadway Working Capital Facility was increased to 55% from 50%. In addition, the minimum inventory balance requirements under the Broadway Working Capital Facility were relaxed and various financial covenants previously contained therein were eliminated. A copy of the Broadway Working Capital Amendment is filed as Exhibit 4.1 hereto and incorporated herein by this reference.

          As a condition to GE Capital's entering into the Broadway Working Capital Amendment, GE Capital and Federated Department Stores, Inc. ("Federated") entered into a Put Agreement (the "Put Agreement"), and a Last-Out Participation Agreement (the "Participation Agreement"). Under the Put Agreement, Federated will be required to purchase from GE Capital for $30.0 million a last-out participation in the Broadway Working Capital Facility upon the earlier to occur of (i) the commitment termination date under the Broadway Working Capital Facility (unless all of Broadway's obligations under the Broadway Working Capital Facility are repaid or otherwise satisfied in accordance with the terms of such facility on or prior to such date) and (ii) the tenth banking day prior to the then-current expiration date of the letter of credit that Federated provided to GE Capital to secure the performance of Federated's contingent purchase obligation thereunder.

          The Participation Agreement provides for a $30.0 million last-out participation in the Broadway Working Capital Facility, under the terms of which Federated would not be entitled to receive any payments of principal until Broadway's obligations to GE Capital and any other members of the lender syndicate under the Broadway Working Capital Facility are fully repaid or otherwise satisfied. In addition, Federated's right to receive payments of interest in respect of the last-out participation would be subordinated in certain circumstances.

          In connection with the Broadway Working Capital Amendment, GE Capital consented to the merger described in the joint press release of Broadway and Federated dated August 14, 1995, a copy of which is filed as Exhibit 20.1 hereto and incorporated herein by this reference.

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 ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

               See Exhibit Index on Page 5.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BROADWAY STORES, INC.,
                              a Delaware corporation



                              By: /s/ JOHN C. HAECKEL
                                 ------------------------------------------
                                 JOHN C. HAECKEL, EXECUTIVE VICE
                                 PRESIDENT AND CHIEF FINANCIAL
                                 OFFICER


Date:  August 24, 1995

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